UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2006
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Offer Letter with New Executive Vice President and Chief Financial Officer
     On May 19, 2006, Advanced Energy Industries, Inc. (the “Company”) and Lawrence D. Firestone executed an offer letter (the “Offer Letter”) relating to the appointment of Mr. Firestone as Executive Vice President and Chief Financial Officer of the Company, as disclosed under Item 5.02 of this Form 8-K. His start date is anticipated to be in August 2006, following the completion of his employment responsibilities at his current employer. Pursuant to the Offer Letter, Mr. Firestone will receive:
•	annual base salary of $270,000;

•	an option to purchase 80,000 shares of the Company’s common stock, subject to approval by the Board of Directors; and

•	a sign-on bonus of $30,000.
     Management will request that the Board of Directors approve the proposed option grant at the first regularly scheduled Board of Directors’ meeting held following Mr. Firestone’s start date. The stock options, if granted, will vest in four equal annual installments beginning on the first anniversary of the grant date and will be represented by an award agreement under the 2003 Stock Option Plan, consistent with the form of award agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 3, 2005.
     Additionally, Mr. Firestone will participate in the 2006 Leadership Incentive Plan approved by the Board of Directors in January 2006. Mr. Firestone’s target bonus, which will be 50% of his base salary for 2006, will be prorated based on his start date, and the maximum payout will be 150% of his base salary, prorated based on his start date.
     The foregoing is a summary of the material terms of the Offer Letter. A copy of the complete Offer Letter is attached to this Current Report on Form 8-K as Exhibit 10.1, and the terms of the Offer Letter are incorporated herein by this reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c) On June 12, 2006, Advanced Energy Industries, Inc. announced that it will appoint Lawrence D. Firestone, age 48, as its new Executive Vice President and Chief Financial Officer, effective August 2006, following the completion of his employment responsibilities at his current employer.
The Company issued a press release to announce Mr. Firestone’s appointment. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and the information set forth therein regarding Mr. Firestone’s business experience is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
10.1	Offer Letter to Lawrence D. Firestone dated May 17, 2006

99.1	Press release dated June 12, 2006, by Advanced Energy Industries, Inc., announcing the appointment of Mr. Firestone as Executive Vice President and Chief Financial Officer
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: June 12, 2006	/s/ Mark D. Hartman
Mark D. Hartman, Principal Financial and
Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter to Lawrence D. Firestone dated May 17, 2006

99.1	Press Release dated June 12, 2006, by Advanced Energy Industries, Inc., announcing the appointment of Mr. Firestone as Executive Vice President and Chief Financial Officer